UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2008

Hines Real Estate Investment Trust, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2008, Hines Real Estate Investment Trust, Inc. ("Hines REIT" or the "Company") entered into indemnification agreements with the following individuals, constituting one member of its board of directors and three of its executive officers:

•	Paul B. Murphy Jr, a member of its board of directors;

•	Edmund A. Donaldson, its Chief Investment Officer;

•	Kevin L. McMeans, its Asset Management Officer; and

•	Ryan T. Sims, its Chief Accounting Officer.

The purpose of these agreements is to provide contractual rights to indemnification to the Company's directors and officers. These rights are consistent with the mandatory indemnification requirements contained in the Company's Second Amended and Restated Articles of Incorporation (the “Charter”) and the Company's Second Amended and Restated Bylaws (the "Bylaws"). Pursuant to these agreements and its Charter and Bylaws, including certain limitations contained therein, the Company must indemnify and hold harmless each of the individuals listed above from certain expenses, including attorneys’ and associated legal fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred in connection with certain judicial or other proceedings arising by reason of the status of each such person as  director or officers of the Company. The agreements are effective as of April 1, 2008, the date on which each individual was elected as a director or officer of the Company.

In addition to their relationships with Hines REIT, each of the individuals listed above other than Mr. Murphy has a relationship with the Company's sponsor, Hines Interests Limited Partnership and one or more of its affiliates, including Hines Advisors Limited Partnership and Hines US Core Office Fund LP. These relationships include both employment relationships with and/or beneficial ownership of equity interests in such entities.

Item 8.01 Other Events.

With the authorization of its board of directors, Hines REIT declared distributions for the month of September 2008. These distributions will be calculated based on shareholders of record each day during September in an amount equal to $0.00175233 per share, per day and will be paid in October 2008 in cash or reinvested in stock for those participating in the Company's dividend reinvestment plan.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing of payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with property acquisitions and other risks described in the “Risk Factors” section of Hines REIT’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2007 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

August 29, 2008	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer